UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/16/2010

ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33347

Delaware	02-0579097
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1344 Crossman Avenue
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)

408-227-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 16, 2010, Shirish S. Sathaye informed Aruba Networks, Inc. ("Aruba") that he will not seek re-election to Aruba's Board of Directors (the "Board"). Mr. Sathaye will continue to serve on the Board and Aruba's Audit and Corporate Governance and Nominating Committees through Aruba's 2010 Annual Meeting of Stockholders, which will be held on December 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.

Date: September 17, 2010	By:	/s/ Alexa King
Alexa King
Vice President, Legal and General Counsel